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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              SUPPLEMENT DATED MARCH 23, 2009 TO VENTURE VANTAGE(R)
               VARIABLE ANNUITY PROSPECTUSES DATED JUNE 16, 2008

This Supplement is intended to supplement prospectuses dated June 16, 2008 describing Venture Vantage(R) variable annuity contracts (the "Contracts") offered by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

SUSPENSION OF NEW SALES

We are suspending our offer of the Contracts effective at the close of business on April 3, 2009 (the "Suspension Date"). This means that we will not issue a new Contract unless we receive all required information in good order on or before the Suspension Date.

333-71072         333-138846